UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

BOXABL INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-42493	86-2579471
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

5345 E. N. Belt Road, North Las Vegas, Nevada	89115
(Address of Principal Executive Offices)	(Zip Code)

(702) 500-9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BXBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment 1”) amends Item 9.01 of the Current Report on Form 8-K filed by BOXABL Inc. (the “Company” or the “Combined Company”) with the Securities and Exchange Commission (the “SEC”) on July 23, 2026 (the “Original 8-K”), which reported, among other things, the completion on July 17, 2026 of the business combination (the “Business Combination”) between FG Merger II Corp. (“FGMC”) and BOXABL Inc., a Nevada corporation (“Legacy BOXABL”) and supplements the exhibit list in the Original 8-K.

This Amendment 1 amends and supplements Item 9.01(b) of the Original 8-K to amend and restate in their entirety the unaudited pro forma condensed combined financial information as of March 31, 2026, for the three months ended March 31, 2026, and for the year ended December 31, 2025, principally to correct the presentation of a forward purchase agreement as described in Note –7, to correct the presentation of a material prepaid insurance contract, and to correct the presentation of material transaction costs associated with the business combination.

Except as set forth herein, this Amendment 1 does not amend, and should be read together with, the Original 8-K, which remains in full force and effect. Capitalized terms used but not defined in this Amendment 1 have the meanings given to them in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial information as of March 31, 2026, for the three months ended March 31, 2026, and for the year ended December 31, 2025 is included as Exhibit 99.3 to this Amendment 1 and incorporated by reference herein.

(d) Exhibits

Exhibit Index

Exhibit 99.3	Unaudited pro forma condensed combined financial information as of March 31, 2026, for the three months ended March 31, 2026, and for the year ended December 31, 2025.

Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 08, 2026	BOXABL INC.

	By:	/s/ Martin Noe Costas
	Name:	Martin Noe Costas
	Title:	Chief Financial Officer